Net Earnings (Loss) Per Share (Tables)	12 Months Ended
Apr. 27, 2013
Reconciliation of Basic and Diluted Loss Per Share

The following is a reconciliation of the Company’s basic and diluted earnings per share calculation:

	Fiscal 2013	Fiscal 2012	Fiscal 2011
Numerator for basic loss per share:
Loss attributable to Barnes & Noble, Inc.	$(157,806)	(64,840)	(68,873)
Preferred stock dividends	(15,767)	(11,044)	—
Accretion of dividends on preferred stock	(2,266)	(894)	—

Net loss available to common shareholders	$(175,839)	(76,778)	(68,873)
Numerator for diluted loss per share:
Net loss available to common shareholders	$(175,839)	(76,778)	(68,873)
Denominator for basic and diluted loss per share:
Basic weighted average common shares	58,247	57,337	56,588
Basic loss per common share
Net loss attributable to Barnes & Noble, Inc. available for common shareholders	$(3.02)	(1.34)	(1.22)
Diluted loss per common share
Net loss attributable to Barnes & Noble, Inc. available for common shareholders	$(3.02)	(1.34)	(1.22)